Venerable Insurance and Annuity Company
and the following variable annuities supported by
Separate Account B of Venerable Insurance and Annuity Company:

SMARTDESIGN VARIABLE ANNUITY
SMARTDESIGN ADVANTAGE
ROLLOVER CHOICE VARIABLE ANNUITY
SMARTDESIGN SIGNATURE

and the following variable annuity supported by
Separate Account EQ of Venerable Insurance and Annuity Company

EQUI-SELECT

Supplement Dated December 2, 2024

This supplement updates the Prospectus and Notice for your variable annuity Contract and subsequent supplements thereto. Please read it carefully and keep it with your copy of the Prospectus and Notice for future reference.

NOTICE OF AND IMPORTANT INFORMATION ABOUT THE Venerable Strategic Bond Fund (the “Fund”)

Effective on or about December 1, 2024, Western Asset Management Company, LLC and Western Asset Management Company Limited will no longer serve as money managers to the Fund. Consequently, all references in your latest contract Prospectus and Notice to Western Asset Management Company, LLC and Western Asset Management Company Limited and to money managers for the Fund are deleted as of that date.

NOTICE OF AND IMPORTANT INFORMATION ABOUT THE VY® BlackRock Inflation Protected Bond Portfolio (the “PORTFOLIO”)

Effective at the close of business on December 6, 2024, the Subadviser for the VY® BlackRock Inflation Protected Bond Portfolio was changed from BlackRock Financial Management, Inc. to Voya Investment Management Co. LLC and the Portfolio was renamed the Voya Inflation Protected Bond Plus Portfolio. Consequently, all references in your latest contract Prospectus and Notice to the VY® BlackRock Inflation Protected Bond Portfolio are hereby deleted and replaced with Voya Inflation Protected Bond Plus Portfolio and all references to BlackRock Financial Management, Inc. as the Portfolio’s Subadviser are hereby deleted and replaced with Voya Investment Management Co. LLC.

Additionally, effective at the close of business on December 6, 2024, the Portfolio’s total annual portfolio operating expenses, after fee waivers and reimbursements, changed to 0.84% for Class S shares.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting:

Customer Service
P.O. Box 9271
Des Moines, Iowa 50306-9271
(800) 366-0066

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

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